GIRALDA FUND

GDAMX

a series of Northern Lights Fund Trust

Supplement dated September 29, 2016

to the Prospectus dated October 28, 2015

______________________________________________________________________

Please be advised that, effective on or about October 3, 2016, the following changes are made to the Fund’s prospectus:

1. The name of the Giralda Fund is changed to AlphaCore Absolute Fund. Furthermore, the name of Manager Class shares is changed to Institutional Class shares. Consequently, all references to Giralda Fund and its Manager Class shares in the Fund's Prospectus and Statement of Additional Information are deleted and replaced with AlphaCore Absolute Fund and its Institutional Class shares.

2. The cover of the Fund’s prospectus is revised to reflect the following advisor information:

Advised by:

AlphaCore Capital, LLC

875 Prospect Street, Suite 315

La Jolla, CA 92037

3. The following disclosures on page 4 of the prospectus are deleted and replaced as follows:

Investment Advisor: AlphaCore Capital, LLC (the “Advisor”).

Portfolio Managers: Jonathan Belanger, CFA is the Director of Research at the Advisors and has served as Lead Portfolio Manager for the Fund since October 2016. Richard Pfister, CAIA is the CEO of the Advisors and has served as Co-Portfolio Manager for the Fund since October 2016.

Purchase and Sale of Fund Shares: The minimum initial investment in the Institutional Class Shares is $100,000. Subsequent investments can be made in any amount. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made by telephone and will be paid by wire transfer.

4. The following disclosure in the “MANAGEMENT” section of the prospectus on page 7 is deleted and replaced as follows:

MANAGEMENT

Investment Advisor: AlphaCore Capital, LLC, located at 875 Prospect St, Suite 315, La Jolla, CA 92037, serves as investment Advisor to the Fund (the “Advisor”). Subject to the authority of the Board of Trustees, the Advisor is responsible for the overall management of the Fund's investments. The Advisor is responsible for selecting the Fund's investments according to its investment objective, polices, and restrictions. The Advisor, and its affiliates, have been providing investment advice to individual and institutional investors since 2015. As of the date of this Prospectus, the Advisor provides investment advice to individual investors and institutional investors such as regional banks, private foundations, non-profit organizations, pooled investment vehicles, other Investment Advisors and the Fund. As of August 31, 2016 the Advisor had approximately $87 million in assets under management.

Pursuant to an Investment Advisory Agreement, the Fund pays the Advisor, on a monthly basis, an annual advisory fee equivalent to 0.65% of the Fund's average daily net assets. A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement will available in the Fund's semi-annual shareholder report dated December 31, 2016.

Portfolio Managers:

Jonathan Belanger, CFA

Lead Portfolio Manager, Director of Research

Jonathan Belanger joined the Advisors in 2015 and serves as Director of Research. In this role, Mr. Belanger is responsible for overseeing the investment decision-making process for the Fund and for managing the firm’s research efforts. Mr. Belanger also chairs the Investment Committee at AlphaCore Capital.

Before joining the Advisor, Mr. Belanger was with Commonwealth Financial Network (“Commonwealth”) from 2005 to 2015, most recently as a Senior Investment Research Analyst. Mr. Belanger was responsible for the alternative investment selection and allocation in PPS Select, Commonwealth’s model management program. He also created the firm’s alternative strategy mutual fund recommended list and has been used regularly as a speaker, panelist, and author/contributor in the liquid alternatives space.

He is a CFA Charterholder.

Richard Pfister, CAIA®

Portfolio Manager, CEO & Founder

Mr. Pfister founded the Advisors in 2015 and serves as President and CEO and is a member of the AlphaCore Investment Committee.

Mr. Pfister began his investment career in 1993 at the Chicago Mercantile Exchange as a technical analyst and trader. After trading in the currency and stock index futures markets for several years, he managed the Global Macro CTA Trade Desk for Dean Witter Reynolds. In June 1998, Mr. Pfister was appointed Institutional Research Executive at the Man Financial Managed Investments Division, a role he held until 2002.

Mr. Pfister was a Partner, Executive Vice President, Investment Committee member, and Managing Director of Altegris Investments from 2002 to 2010. Mr. Pfister’s experience combines analysis of alternative and traditional asset classes. He has experience working with various strategies including long/short equity, global macro, managed futures, event driven, statistical arbitrage, loan origination, and private equity. While in a leadership role, Altegris Investments was sold to a Fortune 500 company in 2010.

Mr. Pfister graduated from the University of San Diego with a B.S. in Business Administration with a concentration in Finance. He is an inaugural member of the Chartered Alternative Investment Association (CAIA®).

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

5. The following disclosure in the “HOW TO PURCHASE SHARES” section of the prospectus on page 10 is deleted and replaced as follows:

HOW TO PURCHASE SHARES

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail: AlphaCore Absolute Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail: AlphaCore Absolute Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The Fund may not be available for purchase in all states.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-447-2532 for more information about the Fund's Automatic Investment Plan.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-447-2532 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Minimum and Additional Investment Amounts: You can open an account with a minimum initial investment of $100,000 and make additional investments, with no investment minimum at any time. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund. The Fund reserves the right to waive any investment minimum.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

For shareholder account funds and/or transfers into the Fund, the Fund may accept securities in lieu of cash at the discretion of the advisor. There may be black-out periods such as near the end of a fiscal quarter or other holding or reporting periods where the advisor may refuse to accept securities into the Fund from new or existing Shareholders. Any tax issues resulting from the exchange of securities into the Fund in lieu of cash are the responsibility of the shareholder.

When Order is Processed: All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

•       the name of the Fund,

•       the dollar amount of shares to be purchased,

•       a completed purchase application or investment stub, and

•       check payable to the "AlphaCore Absolute Fund".

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-855-447-2532 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

6. The table on the back page of the prospectus is deleted in its entirety and replaced as follows:

Advisor	AlphaCore Capital, LLC 875 Prospect St, Suite 315 La Jolla, CA 92037	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Custodian	MUFG Union Bank, N.A. 400 California Street San Francisco, CA 94104	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130	Independent Registered Public Accountant	Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115

* * * * * *

This Supplement, and the Prospectus and Statement of Additional Information dated October 28, 2015, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling Shareholder Services at 1-855-447-2532.

Please retain this Supplement for future reference.